                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 23, 2005
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         000-50954               98-0346908
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv     61580 Israel
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    (Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 23, 2005, Ness  Technologies,  Inc.  announced that Ytzhak Edelman has been  appointed  Executive  Vice  President  and  Chief  Financial  Officer,
effective  as  of  June  2005.  The  press  release   announcing  Mr.  Edelman's
appointment  is being  filed as an exhibit to this Form 8-K and is  incorporated herein by reference.

     Ytzhak Edelman is 54 years old and a certified public accountant in Israel.
Mr. Edelman will continue to serve as Chief Financial Officer and Vice President of Finance of Cellcom,  Israel's  largest  cellular phone supplier,  through May
2005,  a position he has held since 1996.  From 1990 to 1996,  Mr.  Edelman held senior financial positions with Israel Military  Industries.  From 1980 to 1990, he was with Tadiran as the vice-president of accounting, following several years in Israeli  based  accounting  firms.  Mr.  Edelman  graduated  from the General
Manager  Program at Harvard  Business  School and holds a  bachelor's  degree in accounting and economics from Tel Aviv University.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.    EXHIBITS
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     99.1           Press Release dated March 23, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    NESS TECHNOLOGIES, INC.

Dated: March 29, 2005               By:/s/ Ilan Rotem
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                                       Name: Ilan Rotem
                                       Title: Secretary & General Counsel